BRIDGE BUILDER TRUST

Bridge Builder Large Cap Growth Fund (the “Large Cap Growth Fund”)

Bridge Builder Core Bond Fund

Bridge Builder Core Plus Bond Fund

Supplement dated November 15, 2024

to the Statement of Additional Information (the “SAI”)

dated October 28, 2024

This supplement provides new and additional information beyond that contained in the

SAI and should be read in conjunction with the SAI.

A.

The Trustees of the Bridge Builder Trust (the “Trust”) have approved (i) an amendment to the investment sub-advisory agreement among the Adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), and the Trust, pursuant to which T. Rowe Price now serves as a subadviser to an allocated portion of the Large Cap Growth Fund.

Accordingly, effective immediately, the SAI is hereby supplemented and revised as follows:

1.	The following disclosure is hereby added to the sub-section entitled “Large Cap Growth Fund” under the section of the SAI entitled “The Funds’ Investment Teams”:

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, is the Sub-adviser for an allocated portion of the Large Cap Growth Fund pursuant to a Sub-Advisory Agreement with the Adviser. T. Rowe Price is registered as an investment adviser with the SEC and was founded in 1937. T. Rowe Price Group, Inc., a publicly-traded (NASDAQ: TROW) financial services holding company, owns 100% of the stock of T. Rowe Price and all of its subsidiaries. For its services as a Sub-adviser, T. Rowe Price is entitled to receive a fee from the Large Cap Growth Fund.

Other Accounts Managed by Portfolio Manager and Ownership of Fund Shares. The table below identifies, for the portfolio manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that any of these accounts are subject to a performance-based advisory fee, this information is reflected in the table below. Information in all tables is shown as of September 30, 2024. Asset amounts are approximate and have been rounded.

	Registered Investment Companies (excluding the Fund)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager(s)	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts	Number of Accounts	Total Assets in the Accounts

All Accounts
Taymour Tamaddon	8	$29.9 billion	65	$35.9 billion	13	$6.6 billion

Accounts Subject to Performance Fees
Taymour Tamaddon	0	$0	0	$0	0	$0

As of September 30, 2024, the above-listed portfolio manager did not beneficially own shares of the Fund.

Conflicts of Interest. Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, business development companies, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, private funds, and common trust funds. T. Rowe Price also provides non-discretionary advice to institutional investors in the form of delivery of model portfolios. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts. The portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

Compensation. Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Australia, T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, T. Rowe Price International, and T. Rowe Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered and is especially important for certain T. Rowe Price Funds.

Compensation is viewed with a long-term time horizon. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across applicable investment platforms; working effectively with and mentoring others; and other contributions to T. Rowe Price’s clients, the firm, or T. Rowe Price’s culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios (including the T. Rowe Price funds) managed by the portfolio manager.

B.

Under the “Investment Strategies, Policies, Securities and Investments, and Risks” section of the SAI, the sub-section entitled “Mezzanine Investments” is deleted in its entirety and replaced as follows:

Mezzanine Investments

The Funds may invest in certain securities known as mezzanine securities, which are subordinated debt securities generally issued in private placements in connection with an equity security (e.g., with attached warrants). Mezzanine investments may be issued with or without registration rights. Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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